Execution Version
AMENDMENT NO. 6 TO UNSECURED TERM LOAN CREDIT AGREEMENT
This AMENDMENT NO. 6 TO UNSECURED TERM LOAN CREDIT AGREEMENT (this “Amendment”), dated as of May 6, 2022, is among Team, Inc., a Delaware corporation (the “Borrower”), each of the Lenders party hereto, and Cantor Fitzgerald Securities, as agent (the “Agent”).
This Amendment and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Subordination Agreement”) dated as of February 11, 2022, by and among Cantor Fitzgerald Securities, as administrative agent for all of the Subordinated Lenders under the Unsecured Credit Agreement (as such terms are defined in the Subordination Agreement) (in such capacity, together with its successors and assigns in such capacity, “Subordinated Agent”), Eclipse Business Capital LLC, as agent for all Senior Lenders (as defined in the Subordination Agreement) party to the Senior Credit Agreement (as defined below) (in such capacity, together with its successors and assigns in such capacity, the “Senior Agent”), Team, Inc., a Delaware corporation (“Borrower Agent”), and each other Loan Parties party thereto, to the indebtedness (including interest) owed by Loan Parties and pursuant to that certain Credit Agreement, dated as of February 11, 2022 (the “Senior Credit Agreement”), among Loan Parties, Senior Agent and the lenders from time to time party thereto, and the other Senior Debt Documents (as defined in the Subordination Agreement), as such Senior Credit Agreement and other Senior Debt Documents have been and hereafter may be amended, supplemented or otherwise modified from time to time and to indebtedness refinancing the indebtedness under those agreements as contemplated by the Subordination Agreement; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders and Corre Credit Fund, LLC as the predecessor agent (the “Predecessor Agent”) entered into that certain Unsecured Term Loan Credit Agreement, dated as of November 9, 2021 (as amended, supplemented, restated, amended and restated or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used in this Amendment but not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement);
WHEREAS, the Borrower and the Lenders entered into that certain Amendment No. 1 to Unsecured Term Loan Credit Agreement, dated as of November 30, 2021, under which the Lenders agreed to amend the Credit Agreement and subject to the terms and conditions set forth therein, to (i) extend the payment date for interest in the form of PIK Interest with respect to the Initial Term Loans, (ii) extend the date upon which the Borrower must deliver a fully executed

ABL Consent to, in each case, 11:59 P.M. on December 6, 2021, and (iii) extend the date upon which the Borrower must issue the Underlying Warrants to 11:59 P.M. on December 7, 2021;
WHEREAS, the Borrower and the Lenders entered into that certain Amendment No. 2 to Unsecured Term Loan Credit Agreement, dated as of December 6, 2021, under which the Lenders agreed to amend the Credit Agreement and subject to the terms and conditions set forth therein, to (i) extend the payment date for interest in the form of PIK Interest with respect to the Initial Term Loans and (ii) extend the date upon which the Borrower must deliver a fully executed ABL Consent to, in each case, 11:59 P.M. on December 7, 2021;
WHEREAS, the Borrower and the Lenders entered into that certain Amendment No. 3 to Unsecured Term Loan Credit Agreement, dated as of December 7, 2021, under which the Lenders agreed to amend the Credit Agreement and subject to the terms and conditions set forth therein, to (i) extend the payment date for interest in the form of PIK Interest with respect to the Initial Term Loans, (ii) extend the date upon which the Borrower must deliver a fully executed ABL Consent and (iii) extend the date upon which the Borrower must issue the Underlying Warrants to, in each case, 11:59 P.M. on December 8, 2021;
WHEREAS, the Borrower, the Lenders, the Predecessor Agent and the Agent entered into that certain Resignation, Consent and Appointment Agreement and Amendment No. 4 to Unsecured Term Loan Credit Agreement, dated as of December 8, 2021, under which the parties thereto agreed to appoint the Agent as successor agent to the Predecessor Agent under the Credit Agreement and agreed to amend the Credit Agreement subject to the terms and conditions set forth therein;
WHEREAS, the Borrower, the Lenders and the Agent entered into that certain Amendment No. 5 to Unsecured Term Loan Credit Agreement, dated as of February 11, 2022, under which the parties thereto agreed to amend the Credit Agreement and subject to the terms and conditions set forth therein to make the February 2022 Delayed Draw Term Loans to the Borrower and establish the Uncommitted Delayed Draw Term Loans which may be made at the Lenders’ sole and absolute discretion;
WHEREAS, the Borrower, the Lenders and the Agent have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as set out in Section 1 hereof; and
WHEREAS, the Borrower and the Lenders are willing to effect such amendments on the terms and conditions contained in this Amendment.
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Amendments to the Credit Agreement.
Section 9.1 of the Credit Agreement is, effective as of the Sixth Amendment Effective Date, hereby amended and restated in its entirety as follows:
“The Borrower hereby covenants and agrees that the Loan Parties and their Subsidiaries will maintain a Net Leverage Ratio (a) for the four (4) fiscal quarter period ending on March 31, 2023, of less than or equal to 12.00 to 1.00, and (b) for each four (4) fiscal quarter period ending on the last day of each fiscal quarter thereafter, of less than or equal to 7.00 to 1.00.”
2.Effectiveness; Certain Consents.
This Amendment shall become effective on the date the following conditions are satisfied (the “Sixth Amendment Effective Date”):
(a)the Agent and Lenders shall have received duly executed copies of the following, each in form and substance satisfactory to the Required Lenders:
(i)that certain Amendment No. 7 to Term Loan Credit Agreement, dated as of the Sixth Amendment Effective Date, by and among the Borrower, the lenders party thereto from time to time and Atlantic Park Strategic Capital Fund (“Amendment No. 7 to Term Loan Credit Agreement”), duly executed by each of the parties thereto;
(ii)that certain Amendment No. 1 to Credit Agreement, dated as of the Sixth Amendment Effective Date, by and among the Borrower, the lenders party thereto from time to time and Eclipse Business Capital LLC (“Amendment No. 1 to ABL Credit Agreement”), duly executed by each of the parties thereto; and
(iii)a certificate of a Responsible Officer of the Borrower certifying that (A) each of the representations and warranties made by the Borrower in Section 3 hereof shall be true and correct, (B) that both immediately prior to and immediately after giving effect to this Amendment, no Default or Event of Default exists and (C) each Loan Party has complied with, or obtained a waiver from the applicable agent with respect to, all conditions to be satisfied by such Loan Party to the effectiveness of Amendment No. 7 to Term Loan Credit Agreement and Amendment No. 1 to ABL Credit Agreement.
(b)the Agent shall have received counterparts to this Amendment, duly executed by the parties hereto;

(c)the Borrower shall have paid on or prior to the Sixth Amendment Effective Date:
(iv)all reasonable and documented out-of-pocket fees and Lender Group Expenses required to be paid pursuant to Section 12.4 of the Credit Agreement to the extent invoiced at least three (3) Business Days prior to the Sixth Amendment Effective Date;
(v)the Amendment No. 6 Fee, pursuant to Section 4 hereof;
(vi)any fees and expenses due and payable to the Agent or the Lenders under any Loan Document; and
(vii)for the benefit of Willkie Farr & Gallagher LLP, counsel to the Lenders, and Shipman & Goodwin LLP, counsel to the Agent any of its fees and expenses to the extent required to be reimbursed or paid by the Borrower under any Loan Document.
Each condition in Section 2 that is subject to the satisfaction or discretion of Agent or any Lender shall be deemed satisfied upon Agent’s or Lender’s, as applicable, delivering its signature page to this Amendment.
In addition, to the extent necessary for any purpose under the Credit Agreement or any other Loan Documents, the Agent and Lenders party to this Amendment hereby consent to each of the amendment fees payable under the Amendment No. 1 to ABL Credit Agreement and the Amendment No. 7 to Term Loan Credit Agreement to be paid in kind by (i) adding the amount of such amendment fee to the principal of the outstanding loans of each such lender on the date hereof, (ii) thereafter, be treated as principal for all purposes of such credit agreement and (iii) bear interest in accordance with the terms of such credit agreement.
3.Representations and Warranties.
In order to induce the Lenders and the Agent to enter into this Amendment, the Borrower represents and warrants to the Lenders and the Agent, for itself and for each other Loan Party, as follows:
(a)that both immediately prior to and immediately after giving effect to this Amendment, no Default or Event of Default exists;
(b)the execution, delivery and performance by the Borrower of this Amendment and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action, do not contravene the Borrower’s Governing Documents and do not and will not contravene any Material Contract;

(c)this Amendment has been duly executed and delivered on behalf of the Borrower;
(d)this Amendment constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, Debtor Relief Laws or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity;
(e)that the representations and warranties listed in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects as of the Sixth Amendment Effective Date (except that such materiality qualifier shall not apply to any representations and warranties that already are qualified or modified by materiality in the text thereof); and
(f)all written disclosure provided to the Lenders regarding the Borrower, the other Loan Parties and their Subsidiaries, their businesses and the transactions contemplated hereby, including any schedules thereto, furnished by or on behalf of the Borrower, the other Loan Parties and their Subsidiaries (other than projections, forward looking information or information of a general economic or general industry nature) is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not materially misleading. Projections and forward looking information (including forecasts and other forward-looking information) were based on good faith estimates and assumptions believed to be reasonable at the time made; it being recognized by the Agent and the Lenders that such projections are as to future events and are not to be viewed as facts, the projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrower, the other Loan Parties and the Subsidiaries, that no assurance can be given that any particular projections will be realized and that actual results during the period or periods covered by any such projections may differ from the projected results and such differences may be material.
4.Amendment Fee.
As consideration for each Lender’s agreement to enter into this Amendment, the Borrower agrees to pay (or cause to be paid) to such Lender a paid-in-kind fee (the “Amendment No. 6 Fee”) equal to 0.50% of the sum of (i) all Loans and Commitments held by such Lender on the Sixth Amendment Effective Date (including for the avoidance of doubt any undrawn portion of such Commitments) and (ii) any PIK Interest that has been added to the principal amount of the Loans pursuant to the Credit Agreement prior to and as of the Sixth Amendment Effective Date. The Amendment No. 6 Fee shall (i) be paid in kind by adding the amount of such fee to the principal of the outstanding Loans of each Lender on Sixth Amendment Effective Date, (ii) thereafter, be treated as principal for all purposes of the Credit Agreement and (iii) bear interest in accordance with the terms of the Credit Agreement.
5.Entire Agreement.
This Amendment, the Credit Agreement (including giving effect to the amendments set forth in Section 1 above), and the other Loan Documents (collectively, the “Relevant Documents”) constitute the entire agreement among the parties, supersede any prior written and verbal agreements among them with respect to the subject matter hereof and thereof, and shall bind and benefit the parties and their respective successors and permitted assigns. This Amendment shall be deemed to have been jointly drafted, and no provision of it shall be interpreted or construed for or against a party because such party purportedly prepared or requested such provision, any other provision or this Amendment as a whole. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or cancelled orally or otherwise, except in writing and in accordance with Section 12.5 of the Credit Agreement (Amendments, Waivers and Consents).
6.Full Force and Effect of Credit Agreement.
This Amendment is a Loan Document. Except as expressly modified hereby, all terms and provisions of the Credit Agreement and all other Loan Documents remain in full force and effect and nothing contained in this Amendment shall in any way impair the validity or enforceability of the Credit Agreement or the Loan Documents, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein. This Amendment shall not constitute a modification of the Credit Agreement or any of the other Loan Documents or a course of dealing with Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except in each case as expressly set forth herein. The Borrower acknowledges and expressly agrees that Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents (subject to any qualifications set forth therein), as amended herein.
7.Counterparts; Effectiveness.
This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 2 above, this Amendment shall become effective when the Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, electronic email or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.
The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignment and assumptions, amendments or other borrowing requests, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.
8.Governing Law; Jurisdiction; Waiver of Jury Trial.
THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT OR EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND DECISIONS OF THE STATE OF NEW YORK. Sections 12.15 (Submission to

Jurisdiction) and 12.17 (Jury Trial) of the Credit Agreement are hereby incorporated herein by this reference.
9.Severability.
In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provisions or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
10.References.
All references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference to the “Credit Agreement”, (or the defined term “Agreement”, “thereunder”, “thereof” of words of like import referring to the Credit Agreement) in the other Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby and giving effect to the amendments contained in this Amendment.
11.Consent of the Lenders.
Each of the undersigned Lenders hereby consents to the amendments of the Loan Documents set forth herein and authorizes and directs the Agent to execute and deliver this Amendment, and perform its obligations hereunder. The Lenders and the Loan Parties acknowledge and agree that the obligations of such Person under Section 11.6 and 12.4 of the Credit Agreement shall apply to this direction and the actions taken by the Agent hereunder.
12.Release.
By its execution hereof and in consideration of the terms herein and other accommodations granted to the Borrower on behalf of itself and each of the Loan Parties, and its or their successors, assigns and agents, the Borrower on behalf of itself and each of the Loan Parties hereby expressly forever waives, releases and discharges any and all claims (including cross-claims, counterclaims, and rights of setoff and recoupment), causes of action (whether direct or derivative in nature), demands, suits, costs, expenses and damages (collectively, the “Claims”) any of them may, as a result of actions or inactions occurring on or prior to the Sixth Amendment Effective Date, have or allege to have as of the date of this Amendment or at any time thereafter (and all defenses that may arise out of any of the foregoing) of any nature, description, or kind whatsoever, based in whole or in part on facts, whether actual, contingent or otherwise, now known, unknown, or subsequently discovered, whether arising in Law, at equity or otherwise, against the

Agent or any Lender, their respective affiliates, agents, principals, managers, managing members, members, stockholders, “controlling persons” (within the meaning of the United States federal securities laws), directors, officers, employees, attorneys, consultants, advisors, agents, trusts, trustors, beneficiaries, heirs, executors and administrators of each of the foregoing (collectively, the “Released Parties”) arising out of, or relating to, this Amendment, the Credit Agreement, the other Loan Documents and any or all of the actions and transactions contemplated hereby or thereby, including any actual or alleged performance or non-performance of any of the Released Parties hereunder or under the Loan Documents (the “Released Matters”). In entering into this Amendment, the Borrower on behalf of itself and each Loan Party expressly disclaims any reliance on any representations, acts, or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representation, acts and/or omissions or the accuracy, completeness, or validity thereof. The provisions of this Section 12 shall survive the termination of this Amendment and the Loan Documents and the payment in full in cash of all Obligations of the Loan Parties under or in respect of the Credit Agreement (as amended) and other Loan Documents and all other amounts owing thereunder, or the earlier resignation or removal of the Agent.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

TEAM, INC., as Borrower

By: /s/ André C. Bouchard________________________
Name: André C. Bouchard
Title:    Executive Vice President, Chief Legal Officer and Secretary

[Team, Inc. - Unsecured Term Loan Credit Agreement - Amendment No. 6 Signature Page]

CORRE OPPORTUNITIES QUALIFIED MASTER FUND, LP, as Lender

By: /s/ John Barrett____________________________
Name: John Barrett
Title: Authorized Signatory

CORRE HORIZON FUND, LP, as Lender

By: /s/ John Barrett____________________________
Name: John Barrett
Title: Authorized Signatory

CORRE HORIZON II FUND, LP, as Lender

By: /s/ John Barrett____________________________
Name: John Barrett
Title: Authorized Signatory

[Team, Inc. - Unsecured Term Loan Credit Agreement - Amendment No. 6 Signature Page]

CANTOR FITZGERALD SECURITIES, as Agent

By: /s/ James Buccola__________________
Name: James Buccola
Title: Head of Fixed Income

[Team, Inc. - Unsecured Term Loan Credit Agreement - Amendment No. 6 Signature Page]